UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549


                                   FORM 8-K/A
                                 Amendment No.1

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 9, 2006

Morgan Stanley Capital I Trust 2006-HQ10
(Exact name of registrant as specified in its charter)

Morgan Stanley Capital I Inc.
(Exact name of depositor as specified in its charter)

Morgan Stanley Mortgage Capital Inc.
(Exact name of sponsor as specified in its charter)


New York                   333-130684-19                51-0611762
(State or other           (Commission                   51-0611763
jurisdiction              File Number)                  51-0611764
of incorporation)                                       54-6731697
                                                        54-6731698
                                                        54-6731699
                                                        (IRS Employer
                                                        Identification No.)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                          21045
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (410) 884-2000


Not Applicable
(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Section 8 - Other Events

Item 8.01 - Other Events.

On November 9, 2006, the Paying Agent (solely in its representative capacity as Paying Agent on behalf of the Morgan Stanley Capital I Trust 2006-HQ10) entered into an ISDA Master Agreement, dated as of November 1, 2006 with Morgan Stanley Capital Services Inc., as swap counterparty (the "ISDA Master Agreement"). The ISDA Master Agreement, the related Schedule, Master Confirmation and Annex were originally filed on Form 8-K on November 22, 2006 as Exhibit 99.4. The ISDA Master Agreement was subsequently revised to include certain previously omitted account information. The revised ISDA Master Agreement and the related Schedule, Master Confirmation and Annex are each annexed hereto as Exhibit 99.1 which supersede the ISDA Master Agreement, the related Schedule, Master Confirmation and Annex filed on Form 8-K on November 22 in their entirety.




Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(c)  Exhibits

        Exhibit Number     Description
        EX-99.1            ISDA Master Agreement, dated as of November 1, 2006,
                           between the Paying Agent (solely in its
                           representative capacity as Paying Agent on behalf of the Morgan Stanley Capital I Trust 2006-HQ10) and
                           Morgan Stanley Capital Services Inc.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Morgan Stanley Capital I Inc.
(Depositor)


By:  /s/ Anthony J. Sfarra

By:  Anthony J. Sfarra
     Vice President

Date: December 19, 2006




EXHIBIT INDEX

Exhibit Number            Description
EX-99.1                   ISDA Master Agreement, dated as of November 1, 2006,
                          between the Paying Agent (solely in its
                          representative capacity as Paying Agent on behalf of the Morgan Stanley Capital I Trust 2006-HQ10) and
                          Morgan Stanley Capital Services Inc.






EX-99.1

November 1, 2006

To:       Morgan Stanley Capital I Trust 2006-HQ10

From:     Morgan Stanley Capital Services Inc.

Attn:     Swap Operations

Contact:  New York Derivative Client Service Group

Fax:      410-997-9615                  Fax:      646 202 9190

Tel:      410-884-2000                  Tel:      212 761 2996


Re: Interest Rate Swap Transaction MS Ref. No. HQX2Q (transaction Class A-4FL); HQX16 (transaction Class A-MFL)

        This Master Confirmation relates to multiple transactions and, except as expressly provided otherwise herein, this Master Confirmation evidences a separate interest rate swap transaction (each, a "Transaction") with respect to each of the transactions set forth in the schedule to this Master Confirmation (as such the Confirmation schedule may be amended from time to time). Each Transaction will be deemed to have been entered into pursuant to a separate written confirmation (each, a "Confirmation") between Party A and Party B, on the terms set forth in this Master Confirmation and the relevant entries in the schedule (as such the Confirmation schedule may be amended from time to time). Each Confirmation will constitute a "Confirmation" as referred to in the Agreement specified below.

        The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

        The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. Capitalized terms used but not defined herein, in those definitions or the Agreement (as defined below) shall have the meaning specified in the Pooling and Servicing Agreement. In the event of any inconsistency between any of those definitions and this Confirmation, this Confirmation will govern.

        1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of November 9, 2006, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Floating Rate Payer:                    Morgan Stanley Capital Services Inc. ("Party A")

Fixed Rate Payer:                       Morgan Stanley Capital I Trust 2006-HQ10 ("Party B")

Trade Date:                             November 1, 2006

Notional Amount                         The outstanding Principal Balance of the relevant Class-Related
                                        Regular Interest as of the close of business on the Distribution Date in the immediately preceding calendar month, initially as specified in the schedule to this Confirmation.

Effective Date:                         November 9, 2006

Termination Date:                       The earliest to occur of: (i) the Floating Rate Payer Payment Date falling in November 2041 and (ii) the date on which the Notional
                                        Amount is reduced to zero, in each case subject to adjustment in accordance with the Modified Following Business Day Convention.

Calculation Agent:                      Morgan Stanley Capital Services Inc.

Initial Exchange Amount:                On the Closing Date, Party A shall pay the Depositor (for and on behalf of Party B) the following amount:

                                        Upfront payment in the amount specified in the schedule to this
                                        Confirmation.
Fixed Amounts:

Fixed Rate Payer:                       Party B

Fixed Rate Payer Payment Dates:         The Business Day immediately preceding the Distribution Date in each calendar month, commencing in December 2006 and ending on the
                                        Termination Date, subject to adjustment in accordance with the
                                        Modified Following Business Day Convention.

Fixed Rate Payer Calculation Period:    Each calendar month prior to the month in which the Distribution Date occurs. No adjustment. For the avoidance of doubt, the initial Fixed
                                        Rate Payer Calculation Period shall begin on December 1, 2006.

Fixed Rate:                             As specified in the schedule to this Confirmation (as adjusted by the
                                        "Other" paragraph below) plus the aggregate Prepayment Premiums (as defined in the Pooling and Servicing Agreement), if any, allocated to the relevant Class-Related Regular Interest during the related
                                        Calculation Period calculated in accordance with Section 6.13 of the
                                        Pooling and Servicing Agreement

Fixed Rate Day Count Fraction:          30/360

Other:                                  In the event that the Fixed Rate Payment Amount due in respect of any
                                        Calculation Period is greater than the interest and Prepayment
                                        Premiums payable with respect to the relevant Class-Related Regular
                                        Interest during such Calculation Period pursuant to Section 6.13 of the Pooling and Servicing Agreement due to the application of restrictions relating to the Weighted Average Mortgage Rate (as defined in the Pooling and Servicing Agreement) and/or the Net
                                        Aggregate Prepayment Interest Shortfall (as defined in the Pooling and
                                        Servicing Agreement), the Fixed Rate Payment Amount shall be deemed to be equal to the amount of such interest and Prepayment Premiums payable with respect to the relevant Class-Related Regular Interest as computed by the Paying Agent in accordance with the Pooling and
                                        Servicing Agreement.

Floating Amounts:

Floating Rate Payer                     Party A

Floating Rate Payer Payment Dates:      Party A must pay the Floating Amount not later than 5:00 p.m. New York time on the second Business Day immediately preceding the Distribution
                                        Date in each calendar month, commencing in December 2006 and ending on the Termination Date, subject to adjustment in accordance with the
                                        Modified Following Business Day Convention.

Floating Rate Payer Period End Dates:   The Distribution Date in each calendar month.

Calculation Period:                     The Calculation Period shall be from, and including the immediately prior Floating Rate Payer Period End Date (or November 9, 2006, in the
                                        case of Initial Calculation Period), to but excluding the Floating
                                        Rate Payer Period End Date

Adjustment to Aggregate Floating Rate   To the extent, pursuant to the terms of the Pooling and Servicing
Payment Amount:                         Agreement, that the Fixed Rate Payment Amount is reduced as described in paragraph "Other" above the Floating Rate Payment Amount payable by the Floating Rate Payer will be reduced by an equivalent dollar amount.

Floating Rate Option:                   USD-LIBOR-BBA (provided however, that if USD-LIBOR-BBA deviates from
                                        LIBOR (as such term is defined in the Pooling and Servicing Agreement)
                                        such LIBOR shall apply if so notified by Party B to Party A).

Designated Maturity:                    One month.

Spread:                                 As specified in the schedule to this Confirmation.

Floating Rate for Initial Period        As specified in the schedule to this Confirmation (which shall include the Floating Rate Option plus Spread).

Floating Rate Day Count Fraction:       Actual/360

Reset Dates:                            The first day of each Calculation Period.

Compounding:                            Inapplicable.

Business Days:                          New York, New York; Chicago, Illinois; Des Moines, Iowa; San
                                        Francisco, California; Minneapolis, Minnesota

Notification of USD-LIBOR-BBA:          Promptly after the determination of USD-LIBOR-BBA on each Reset Date,
                                        Party A will notify Party B of such Floating Rate.


(C)  Additional Definitions:

     "Class-Related Certificates" means, with respect to each Transaction, the Certificates of the Class having the same designation as such Transaction.

     "Class-Related Regular Interest" means, with respect to each Transaction, the Regular Interest having the same designation as such Transaction.

(D)  Account Details:

Swap Payments to Party A:                  Citibank, N.A. - New York
                                           SWIFT BIC Code: CITIUS33
                                           ABA No. 021 000 089
                                           FAO: Morgan Stanley Capital
                                           Services Inc.
                                           Account No. 4072 4601

Payment of Initial Exchange Amount (to     Bank Name: Citibank, N.A.
Depositor for and on behalf of Party B):   ABA Number: 021-000-089
                                           Account Name: Morgan Stanley & Co.
                                           Account Number: 3053-9971
                                           FFC A/C: 088-0070H-0
                                           Attn: Indra Persaud

Operations Contacts:                       Operations
                                           Tel: 212 761 4662
                                           Fax: 410 534 1431

Swap Payments to Party B:                  Bank Name: Wells Fargo Bank, NA
                                           ABA: 121 000 248
                                           Account Name: SAS Clearing
                                           Account No.: 3970771416
                                           Ref: Morgan Stanley Capital I Trust
                                           2006-HQ10
                                           For Further Credit: 50958901
                                           Attn: Corporate Trust Services (CMBS)
                                           410-884-2000


It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by Wells Fargo Bank, National Association ("Wells Fargo") on behalf of Party B not individually or personally but solely in its representative capacity as Paying Agent on behalf of Party B pursuant to the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by Wells Fargo but is made and intended for the purpose of binding only Party B, and (c) under no circumstances shall Wells Fargo be personally liable for the payment of any indebtedness or expenses of Party B or for any breach or failure of any obligation, representation, warranty or covenant made or underwritten by Party B under this Confirmation.

Please confirm that the foregoing correctly sets forth the terms of our agreement MS Ref. HQX2Q (transaction Class A-4FL) and HQX16 (transaction Class A-MFL) by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.

BY: /s/ David N. Moore
Name: David N. Moore
Title: Vice President

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely in its representative capacity as Paying Agent on behalf of MORGAN STANLEY CAPITAL I TRUST 2006-HQ10 pursuant to the Pooling and Servicing Agreement


BY: /s/ Jennifer L. Richardson
Name: Jennifer L. Richardson
Title: Vice President

(PAGE)


                                                               Schedule
                                                         Terms of Transactions

Transaction        Notional Amount        Initial Exchange Amount        Fixed Rate        Spread        Floating Rate for
                                                                                                         Initial Period

Class A-4FL        USD 150,000,000        USD 1,004,850                  5.328%            0.130%        5.45414%
Class A-MFL        USD 149,101,000        USD 997,800                    5.360%            0.160%        5.48414%






PARTY A: MORGAN STANLEY CAPITAL SERVICES INC.
PARTY B: MORGAN STANLEY CAPITAL I TRUST 2006-HQ10

Paragraph 13. Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations with respect to Party A and Party B: None.

(b)      Credit Support Obligations.

(i) "Delivery Amount", "Return Amount" and "Credit Support Amount" each has the meaning specified in Paragraph 3.

(ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for Party A:



-------------------------------------------------------- ---------- ------------
                                                                      Valuation
Eligible Collateral                                        Party A    Percentage
--------------------------------------------------------- ---------- -----------


(A) Cash                                                         [X]       100%
(B) Treasury  Securities  with a  remaining  maturity  of 52     [X]        97%
    weeks or less
(C) Treasury  Securities  with a remaining  maturity of more     [X]        93%
    than 52 weeks but no more than 5 years
(D) Treasury  Securities  with a remaining  maturity of more     [X]        92%
    than 5 years but no more than 10 years
(E) Treasury  Securities  with a remaining  maturity of more     [X]        88%
    than 10 years but no more than 30 years
(F) Agency  Notes with a remaining  maturity of no more than     [X]        87%
    15 years
(G) Agency  Notes with a remaining  maturity of more than 15     [X]        86%
    years but no more than 30 years
(H) Commercial  Paper  rated  "A-1+"  by S&P  and  "P-1"  by     [X]       100%
    Moody's
(I) Commercial  Paper rated "A-1" by S&P and P-1 by Moody's,     [X]        98%
    with a remaining maturity of 180 days or less
(J) Commercial  Paper  rated  "A-1"  by  S&P  and  "P-1"  by     [X]        94%
    Moody's, with a remaining maturity of more than 180 days or but no more than 360 days


(iii)    Other Eligible Support: Not applicable.

(iv)     Thresholds.

(A) "Independent Amount" means with respect to each party, zero.

(B) "Threshold" means with respect to Party A: Infinite; provided, however if Party A's Credit Support Provider is downgraded (as described in Part 1(h) of the Schedule) and is required to post collateral pursuant to the terms of Part 1(h) of the Schedule, then the "Threshold" with respect to Party A, shall be zero (unless otherwise agreed by the Rating Agencies);

         "Threshold" means with respect to Party B: Infinite.

(C) "Minimum Transfer Amount" means with respect to Party A: USD 100,000; and with respect to Party B: USD 100,000; provided, however, that if such party is a Defaulting Party at the time, "Minimum Transfer Amount" shall mean zero with respect to such party.

(D) Rounding. The Delivery Amount and the Return Amount will not be rounded up or down.

(c)      Valuation and Timing.

(i)      "Valuation Agent" means Party A.

(ii) "Valuation Date" means each New York Banking Day (as defined in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") without regard to any amendment after the date hereof) (the "ISDA Definitions").

(iii) "Valuation Time" means the close of business in New York on the New York Banking Day before the Valuation Date or date of calculation, as applicable, or any time on the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)     "Notification Time" means 1:00 p.m., New York time, on a Local
         Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified
         Condition" for the party specified (that party being the Affected Party of the Termination Event occurs with respect to that party): Not Applicable.

(e)      Substitution.

(i)      "Substitution Date" has the meaning specified in Paragraph
         4(d)(ii).

(ii) Consent. The Pledgor need not obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

(f)      Dispute Resolution.

(i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support or of any Transfer of Eligible Credit Support or Posted Credit Support, as the case may be, will be calculated by the Valuation Agent in accordance with standard market practice using third party sources (such as, by way of example only, Bloomberg or Reuters) where available.

(iii)    Alternative. The provisions of Paragraph 5 will apply.

(g)      Holding and Using Posted Collateral.

(i)      Eligibility to Hold Posted Collateral; Custodian.

         Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(A)      Party B is not a Defaulting Party.

(B) Posted Collateral may be held only in the following jurisdictions: the United States of America.

               The Custodian for Party B is Wells Fargo, National
               Association (under the Pooling and Servicing Agreement).

(ii)     Use of Posted Collateral. The provisions of Paragraph 6(c) will apply.

(h)      Distributions and Interest Amount.

(A) "Interest Rate". The "Interest Rate" shall be the rate actually earned by the Custodian on the Posted Collateral as from time to time in effect and the Custodian shall hold all Posted Collateral in the form of Cash in an interest bearing overnight account.

(B) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of cash in the relevant currency is Transferred to the Pledgor pursuant to Paragraph 3(b).

(C) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)      Additional Representation(s) . None.

(j) Other Eligible Support and Other Posted Support. "Value" and "Transfer" with respect to Other Eligible Support and Other Posted Support each means: Not applicable.

(k)      Demands and Notices

         All demands, specifications and notices to Party A under this Annex will be made to:

                  Morgan Stanley Capital Services Inc
                  1585 Broadway
                  3rd Fl. - FID Controllers
                  New York, NY 10036
                  Attn: FID Collateral Manager
                  Telephone No.: 212-761-0877
                  Facsimile No.:  212-507-4949
                  Email: email: nyfidcoll@morganstanley.com

         and all demands, specifications and notices to Party B under this Annex will be made to:

                Wells Fargo Bank, NA
                9062 Old Annapolis Road
                Columbia MD, 21045-1951
                Attn: Corporate Trust Services - Morgan Stanley Capital I Trust 2006-HQ10
                Fax: 410-997-9615
                Tel: 410-884-2000

        with a copy to:

                LaSalle Bank National Association
                135 S. LaSalle Street, Suite 1625
                Chicago, IL 60603
                Attn: MCTS - Morgan Stanley 2006-HQ10
                Telephone: 312-904-4581
                brad.zwetzig@abnamro.com
                Fax: 312-904-2084

; provided that any demand, specification or notice may be made by telephone ("Telephone Notice") between employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile or email) by the close of business on the same day that such Telephone Notice is given.

(l) Addresses for Transfers.

       Party A:

       Cash:                     CITIBANK, New York
       ABA No.:                  021 000 089
       Account No.:              3053-9883
       Ref:                      MSCS Collateral
       Treasury Securities
       and Agency Notes:         Bank of New York, New York/Morgan Stanley & Co.
                                 Incorporated
       ABA No.:                  021000018

         Other Forms of Eligible Collateral: As provided by Party A.

         Party B:

         Cash:                      Wells Fargo Bank, NA
         ABA:                       121 000 248
         Account No.:               3970771416
         Acct. Name:                SAS Clearing
         For Further Credit:        50958900
         Ref:                       Morgan Stanley Capital I Trust 2006-HQ10
         Attn:                      Corporate Trust Services (CMBS) 410-884-2000

Physical Securities:  To be provided upon request.

(m)      Other Provisions.

        (i) Notwithstanding any other provision in this Agreement to the contrary, no full or partial failure to exercise and no delay in exercising, on the part of Party A or Party B, any right, remedy, power or privilege permitted hereunder shall operate in any way as a waiver thereof by such party, including without limitation any failure to exercise or any delay in exercising such party's rights with respect to transfer timing pursuant to Paragraph 4(b), regardless of the frequency of such failure or delay.

        (ii) In all cases, in order to facilitate calculation of the Delivery Amount and the Return Amount for a particular Valuation Date in accordance with Paragraph 3 of this Annex:

                (A)      Eligible Collateral;

                (B)      Exposure; and

(               (C)      Posted Collateral

                shall each be expressed in US Dollars. If any of these items are expressed in a currency other than US Dollars, then they shall be converted into US Dollar amounts at the spot exchange rate determined by the Valuation Agent on that Valuation Date.

(n) Agreement as to Single Secured Party and Pledgor. Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions of Paragraph 12, (a) the term "Secured Party" as used in this Annex shall mean only Party B, (b) the term "Pledgor" as used in this Annex shall mean only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder. Party A and Party B further agree that, notwithstanding anything to the contrary in the recital to this Annex or Paragraph 7, this Annex will constitute a Credit Support Document only with respect to Party A, and the Events of Default in Paragraph 7 will apply only to Party A.

(o) Execution and Delivery by Paying Agent. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, National Association ("Wells Fargo") not individually or personally but solely in its capacity as Paying Agent on behalf of Party B pursuant to the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by Wells Fargo but is made and intended for the purpose of binding only Party B, and (c) under no circumstances shall Wells Fargo be personally liable for the payment of any indebtedness or expenses of Party B or for failure of any obligation, representation, warranty or covenant made by Party B under this Agreement or to the related Confirmation.

(p)      Additional Definitions

         "Agency Notes" means U.S. Dollar-denominated fixed rate, non-amortising, non-mortgage-backed, senior debt securities of fixed maturity, rated Aaa by Moody's and AAA by S&P issued by any of the Federal Home Loan Banks (including their consolidated obligations issued through the Office of Finance of the Federal Home Loan Bank System), the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal Farm Credit Bank.

         "Commercial Paper" means U.S. Dollar-denominated commercial paper issued by a corporation, finance company, partnership or limited liability company.

         "Corporate Bonds" means U.S. Dollar-denominated debt securities, which provides for periodic interest payments in cash over the life of the security and principal payments upon maturity or redemption, as applicable, with a remaining maturity of 30 years or less issued by an entity other than an Agency or the U.S. Treasury Department.

         "Rating Agencies" shall mean Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. (and any successor or successors thereto) and Fitch Inc. (and any successor or successors thereto).

         "Treasury Securities" means U.S. Dollar-denominated senior debt securities of the United States of America issued by the U.S. Treasury Department and backed by the full faith and credit of the United States of America..


(PAGE)


IN WITNESS WHEREOF, the parties have executed this Credit Support Annex by their duly authorized officers as of the date hereof.

                         MORGAN STANLEY CAPITAL SERVICES INC.



                         By: /s/ Nina C. Simmons
                              Name: Nina C. Simmons
                              Title: Authorized Signatory
                              Date:

                         WELLS FARGO BANK, NATIONAL ASSOCIATION
                         not in itsindividual capacity but
                         solely in its representative capacity
                         as Paying Agent on behalf of
                         MORGAN STANLEY CAPITAL I TRUST 2006-
                         -HQ10 pursuant to the Pooling and
                         Servicing Agreement



                         By: /s/ Jennifer L. Richardson
                              Name: Jennifer L. Richardson
                              Title: Vice President
                              Date: